Exhibit 99.1

FOR IMMEDIATE RELEASE

Selective Insurance Appoints Patrick S. Brennan as Chief Financial Officer

Joins Selective with Nearly Two Decades of Insurance Experience

Branchville, NJ – September 23, 2024 – Selective Insurance Group, Inc. (NASDAQ: SIGI) today announced the appointment of Patrick S. Brennan as Chief Financial Officer, effective October 1, 2024. Mr. Brennan brings nearly two decades of insurance industry and public company executive experience to Selective, having most recently served as Treasurer of The Progressive Corporation, overseeing the treasury, capital strategy, risk management, and investor relations functions.

John J. Marchioni, Selective’s Chairman, President and Chief Executive Officer, said, “We are excited to welcome Patrick to Selective and have him serve as our CFO. With significant experience in the insurance space and a deep background in corporate finance, Patrick is ideally suited to oversee the execution of the financial priorities that support our long-term strategic objectives.”

Mr. Brennan commented, “It is an honor to become part of Selective and lead the finance organization. Having spent the vast majority of my professional career in insurance, I have long admired Selective and am excited to join an industry leader as CFO. I look forward to working closely with John and the rest of the leadership team to build on Selective’s strong foundation for continued profitability, growth, and value creation.”

With Mr. Brennan’s appointment as CFO, Tony Harnett will continue as Selective’s Senior Vice President, Chief Accounting Officer.

Mr. Marchioni added, “On behalf of everyone at Selective, I want to thank Tony for stepping in to serve as interim CFO and for his continued leadership.”

About Patrick S. Brennan

Before joining Selective Insurance, Patrick Brennan spent 18 years at The Progressive Corporation, serving for the last eight years as Treasurer, overseeing treasury, capital strategy, risk management, and investor relations. Previously, Mr. Brennan spent five years as Commercial Lines Product Manager, where he led several large states and ultimately moved to a strategic role focused on the countrywide Business Auto and Contractors customer verticals. He joined Progressive in 2006 as Senior Manager of Investor Relations. Earlier in his career, Mr. Brennan worked at IBM Corporation, where he served in its Treasury department, performing roles focused on funding strategy, foreign exchange strategy, and operations.

Mr. Brennan received a Bachelor of Science degree in Mathematics and an MBA from the University of Notre Dame.

About Selective Insurance Group, Inc.

Selective Insurance Group, Inc. (Nasdaq: SIGI) is a holding company for 10 property and casualty insurance companies rated "A+" (Superior) by AM Best. Through independent agents, the insurance companies offer standard and specialty insurance for commercial and personal risks and flood insurance through the National Flood Insurance Program's Write Your Own Program. Selective's unique position as both a leading insurance group and an employer of choice is recognized in a wide variety of awards and honors, including listing in Forbes Best Midsize Employers in 2024 and certification as a Great Place to Work® in 2024 for the fifth consecutive year. For more information about Selective, visit www.Selective.com.

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “attribute,” “confident,” “strong,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions; we cannot guarantee or assure that such expectations will prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:

•	Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•	Deterioration in the public debt, public equity, or private investment markets that could lead to investment losses and interest rate fluctuations;
•	Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•	The adequacy of our loss reserves and loss expense reserves;
•	Frequency and severity of catastrophic events, including natural events that may be impacted by climate change, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•	Adverse market, governmental, regulatory, legal, political, or judicial conditions or actions, including social inflation;
•	The significant geographic concentration of our business in the eastern portion of the United States;
•	The cost, terms and conditions, and availability of reinsurance;
•	Our ability to collect on reinsurance and the solvency of our reinsurers;
•	The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•	Related to COVID-19, we have successfully defended against payment of COVID-19-related business interruption losses based on our policies' terms, conditions, and exclusions. However, should the highest courts determine otherwise, our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted.
•	Ongoing wars and conflicts impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, which influences insurance loss costs, premiums, and investment valuations;
•	Uncertainties related to insurance premium rate increases and business retention;
•	Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•	The effects of data privacy or cyber security laws and regulations on our operations;
•	Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•	Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•	Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;

•	Our entry into new markets and businesses; and
•	Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Media Contact

Jamie Beal

Vice President, Director of Communications

(973) 948-1234

Jamie.Beal@Selective.com

Investor Contact

Brad Wilson

Senior Vice President, Investor Relations and Treasurer

(973) 948-1283

Brad.Wilson@Selective.com